POWERSHARES INDIA EXCHANGE-TRADED FUND TRUST
(the "Trust")

SUPPLEMENT DATED SEPTEMBER 25, 2008 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 22, 2008 OF:

PowerShares India Portfolio
(the "Fund")

Paul Kilcullen has resigned as a Trustee of the Trust. Therefore, all references relating to Paul Kilcullen are hereby removed. Graeme J. Proudfoot has joined the Board of Trustees as a "Non-Independent" Trustee.

The biography of Paul Kilcullen in the section entitled "Management" is hereby deleted and replaced with the following:

Name, Address and Age of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Non- Independent Trustee	Other Directorships Held by Non- Independent Trustee
Graeme J. Proudfoot (44) c/o London Office, Invesco Ltd. 30 Finsbury Square, London, EC2A, 1AG, United Kingdom	Trustee	Since 2008	Head of Specialist Funds Division, Invesco Ltd. (August 1999-Present); Head of London Office, Invesco Ltd. (August 2007-Present)	1	Director, Invesco UK Limited, Invesco Asset Management Limited and various other group companies (1999-Present)

* This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

As of August 1, 2008, Mr. Proudfoot did not beneficially own any equity securities in the Fund.

The chart indicating the fees paid to each Trustee in the section entitled "Management" is hereby replaced with the following:

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex
Ronn R. Bagge	*	N/A	$140,000
Marc M. Kole	*	N/A	$130,000
D. Mark McMillan	*	N/A	$130,000
Philip M. Nussbaum	*	N/A	$140,000
Donald H. Wilson	*	N/A	$130,000
Graeme J. Proudfoot	N/A	N/A	N/A
Couldip Basanta Lala	N/A	N/A	N/A
H. Bruce Bond	N/A	N/A	N/A

* Each Independent Trustee receives an annual retainer of $130,000, half of which is allocated pro rata between the Trust, the Initial Trust and Trust II, and the other half of which is allocated between the funds of the Trust, the Initial Trust and Trust II based on average net assets. Each committee chair receives an additional fee of $10,000 per year, allocated in the same manner.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.